2nd Quarter 2024 Earnings Presentation EagleBankCorp.com July 24, 2024 Scan for digital version

Forward Looking Statements 2 This presentation contains forward looking statements within the meaning of the Securities and Exchange Act of 1934, as amended, including statements of goals, intentions, and expectations as to future trends, plans, events or results of Company operations and policies and regarding general economic conditions. In some cases, forward-looking statements can be identified by use of words such as “may,” “will,” “anticipates,” “believes,” “expects,” “plans,” “estimates,” “potential,” “continue,” “should,” and similar words or phrases. These statements are based upon current and anticipated economic conditions, nationally and in the Company’s market, interest rates and interest rate policy, competitive factors and other conditions which by their nature, are not susceptible to accurate forecast and are subject to significant uncertainty. For details on factors that could affect these expectations, see the risk factors and other cautionary language included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, and other periodic and current reports filed with the SEC. Because of these uncertainties and the assumptions on which this discussion and the forward-looking statements are based, actual future operations and results in the future may differ materially from those indicated herein. Readers are cautioned against placing undue reliance on any such forward-looking statements. The Company’s past results are not necessarily indicative of future performance. The Company does not undertake to publicly revise or update forward-looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law. This presentation was delivered digitally. The Company makes no representation that subsequent to delivery of the presentation it was not altered. For more information about the Company, please refer to www.eaglebankcorp.com and go to the Investor Relations tab. For further information on the Company please contact: Eric Newell P 240-497-1796 E enewell@eaglebankcorp.com

Attractive Washington DC Footprint 3 One-of-a-kind Market The Washington DC area represents a strong and stable economy bolstered by Federal government spending and related jobs insulating the region from the severity of potential economic downturns. Our market includes world-class centers of education, a robust private sector, including increasing technology innovation, and tourism. Attractive Demographics Eagle’s footprint represents some of the best demographics in the country. Household income in our markets is 55% above the national average and 41% above all Mid- Atlantic states. Advantageous Competitive Landscape Eagle is one of the largest banks headquartered in the Washington DC metro area and ranked 3rd by deposits in the DC MSA for banks with less than $100 billion in assets. 1 - Source: FDIC Deposit Market Share Reports - Summary of Deposits

Eagle at a Glance 4 Total Assets $11.3 billion Total Loans $8 .0 billion Total Deposits $8 . 3 billion Tangible Common Equity $1. 2 billion Shares Outstanding (at close June 30, 2024) 30,180,482 Market Capitalization (at close July 22, 2024) $671 million Tangible Book Value per Common Share $38.74 Institutional Ownership 78% Member of Russell 2000 yes Member of S&P SmallCap 600 yes Note: Financial data as of June 30, 2024 unless otherwise noted. 1 - Equity was $1.2 billion and book value was $38.75 per share. Please refer to the Non-GAAP reconciliation in the appendix. 2 - Based on July 22, 2024 closing price of $22.90 per share and June 30, 2024 shares outstanding. 1 1 2

Eagle is an attractive investment opportunity

- **Best-in-Class Regulatory Capital Levels**
  - As of 3/31/2024, our CET1 ratio was in the top quartile of all bank holding companies with $10 billion in assets or more; our CET1 ratio as of 6/30/2024 was 13.92%.
- **Long-term strategy to improve operating pre-provision, net revenue ("PPNR") across all interest rate environments**
  - Growth and diversification of deposits designed to improve funding profile
- **Strong Operating Efficiency**
  - Eagle has a top quartile operating efficiency ratio. Our cost structure is designed to minimize inefficiencies while allowing us to invest in growth and important control functions such as risk management and compliance.
- **Strong Liquidity and Funding Position**
  - Liquidity risk management is central to our strategy
    - At 6.6%, Eagle has one of the highest liquid assets to total deposits ratio relative to peers[1], and total on-balance sheet liquidity and available borrowing capacity was $4.0 billion at quarter-end.
  - Uninsured deposits only represent 28% of total deposits, having a weighted average relationship with EagleBank of over 10 years.
- **Capitalizing on our Desirable Geography**
  - Proximity to the federal government and prime contractors offers a stable and financially strong customer base.
  - The DMV has a robust and diverse economy including education, healthcare, technology, and defense sectors.
  - Access to a population with high household incomes, leading to more significant deposit base.

[1] - Include cash and cash equivalents; see slide 7 for more detail
[2] - Estimated amount of uninsured deposits to be reported on line RCON5597 of schedule RC-O in the Bank's June 30, 2024 Call Report.

EAGLE BANCORP, INC.
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Strategies Driving Growth and PPNR

Improving Operating Pre-Provision Net Revenue ("PPNR")

- Enhance revenue opportunities through C&I and small business to improve fee income and deposits
- Continue to focus on growing core deposits
- Maintain pricing discipline on loan originations to promote revenue growth
- Continue operating efficiency focus and seek out opportunities for positive operating leverage

Operating PPNR / Avg Assets[1]



Peer 1 1.93%
Peer 2 1.61%
Peer 3 1.50%
Peer 4 1.40%
Peer 5 1.37%
Peer 6 1.25%
Peer 7 1.24%
Peer 8 1.20%
Peer 9 1.15%
EGBN 1.12%
Peer 10 1.11%
Peer 11 1.09%
Peer 12 1.08%
Peer 13 0.93%
Peer 14 0.84%
Peer 15 0.84%
Peer 16 0.84%
Peer 17 0.57%
Peer 18 0.25%

Capital Management

- Evaluation of options regarding maturing 2024 subordinated debt
- Build capital through earnings

Improving C&I Lending Capability

- Proactively recruiting talent to build out our sales culture
- Identifying industry verticals where the Company has a comparative advantage and expertise

Balance Sheet & De-Risking Strategies

- Expanded yield realization through pricing decision-making and ROE hurdle rates
- Strategies to reduce CRE concentration
- Evaluating trades to improve investment portfolio yield

Enhancing Deposit Franchise

- Launched a digital channel to expand our customer base
- Grow low-cost deposits with focus on operating relationships
- Team onboarded to focus on expatriate banking services tapping new, proven market
- Enhancing digital engagement with focus on payments
- Enhancing services and talent in our treasury management vertical

1. Please refer to the Non-GAAP reconciliation and footnotes in the appendices.

Peers are those used in the proxy for the May 2024 annual meeting. Proxy Peers are AUB, BHLB, BRKL, BUSE, CNOB, CVBF, DCOM, FFIC, IBTX, INDB, LBAI, OCFC, PFS, SASR, TMP, UBSI, VBTX, WSFS and data is as of March 30, 2024. EGBN is as of June 30, 2024. Source: S&P Capital IQ Pro and company filings.

EAGLE BANCORP, INC.
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Key Strategic Objectives

- **Enhance Deposit Franchise**
  - Focus on **deposit growth** through improved sales behaviors; focusing on net new relationship metrics; enhancing products set and services to better serve our customers.
  - Enhance our **treasury management program** by continued collaboration between Treasury Management and C&I teams, onboarding of seasoned treasury management professionals and an increased focus on a consultative approach to selling.
  - Enhance our **digital banking platform** to improve the ease of opening accounts on-line and leverage our in-footprint brand to increase market share of deposits in the Washington DC area as well as the DMV region and beyond.
  - Build on the addition of the **Expatriate Banking Services** team which leverages strong centers of influence to introduce EagleBank's consumer banking products to transferees into the U.S.
  - Leverage our **existing branch network** to drive customer acquisition and explore how to increase EagleBank's physical presence in lower cost geographies contiguous to the Washington DC metro market.
- **Grow Commercial Lending Team**
  - Enhance our C&I lending capabilities to obtain greater growth and diversity within the loan portfolio.
  - Shift community and customer perception of EagleBank to a full spectrum commercial bank.
- **Proactive Management of Office and Multi-family Portfolios**
  - Continue to have expert teams regularly assess exposures and relationship managers proactively reach out to clients well in advance of maturities to achieve results beneficial to both the Bank and the borrower.

EAGLE BANCORP, INC.
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Eagle – Capital Levels vs. Peers

Strong Capital

- Capital ratios are high relative to peers[1]
- Excess CET1 (over 9%) plus reserves provides a superior level of coverage when measured against our peers

CET1 Ratio



Peer 1 15.0%
Peer 2 14.2%
EGBN 13.9%
Peer 3 13.3%
Peer 4 13.2%
Peer 5 13.5%
Peer 6 12.5%
Peer 7 11.6%
Peer 8 11.8%
Peer 9 11.2%
Peer 10 11.0%
Peer 11 11.0%
Peer 12 10.7%
Peer 13 10.4%
Peer 14 10.3%
Peer 15 10.3%
Peer 17 10.0%
Peer 16 9.9%
Peer 18 9.6%

Excess CET1 + ACL / Total Loans



Peer 1 8.4%
EGBN 7.0%
Peer 2 6.8%
Peer 3 6.3%
Peer 4 6.2%
Peer 5 5.9%
Peer 6 4.4%
Peer 7 3.9%
Peer 8 4.0%
Peer 9 3.1%
Peer 10 3.2%
Peer 11 2.8%
Peer 12 2.8%
Peer 13 2.6%
Peer 14 2.5%
Peer 15 1.9%
Peer 16 1.9%
Peer 17 1.7%
Peer 18 1.7%

Tangible Common Equity / Tangible Assets[2]



Peer 1 10.4%
Peer 2 10.3%
Peer 3 10.3%
EGBN 10.2%
Peer 4 8.9%
Peer 5 9.1%
Peer 6 8.9%
Peer 7 8.9%
Peer 8 8.3%
Peer 9 8.2%
Peer 10 8.4%
Peer 11 8.2%
Peer 12 7.9%
Peer 13 8.1%
Peer 14 8.1%
Peer 15 7.4%
Peer 16 7.6%
Peer 17 7.5%
Peer 18 7.5%

1-Peers are those used in the proxy for the May 2024 annual meeting. Proxy Peers are AUB, BHLB, BRKL, BUSE, CNOB, CVBF, DCOM, FFIC, IBTX, INDB, LBAI, OCFC, PFS, SASR, TMP, UBSI, VBTX, WSFS and data is as of March 31, 2024 (if available). EGBN is as of June 30, 2024.
2-Please refer to the Non-GAAP reconciliation and footnotes in the appendices.
Source: S&P Capital IQ Pro and company filings.

EAGLE BANCORP, INC.
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Eagle – Liquidity Position vs. Peers 9 Peers are those used in the proxy for the May 2024 annual meeting. Proxy Peers are AUB, BHLB, BRKL, BUSE, CNOB, CVBF, DCOM, FFIC, IBTX, INDB, LBAI, OCFC, PFS, SASR, TMP, UBSI, VBTX, WSFS and data is as of March 31, 2024 (if available). EGBN is as of June 30, 2024. Source: S&P Capital IQ Pro and company filings. Available Liquidity Cash and cash equivalents are high relative to peers. Cash equivalents combined with AFS securities provides a high level of coverage when measured against our peers. 12.1% 8.1% 7.6% 7.0% 6.6% 6.0% 5.9% 4.7% 3.7% 3.7% 3.5% 3.4% 2.9% 2.4% 2.3% 1.6% 1.5% 1.3% 0.9% Peer 1 Peer 2 Peer 3 Peer 4 EGBN Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 Peer 12 Peer 13 Peer 14 Peer 15 Peer 16 Peer 17 Peer 18 Cash Equivalents / Total Deposits 29.1% 25.4% 23.3% 19.1% 18.4% 18.1% 15.0% 13.5% 11.8% 7.0% 5.9% 4.7% 3.5% 3.4% 2.4% 1.5% 1.3% 0.9% Peer 2 EGBN Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 Peer 12 Peer 13 Peer 14 Peer 15 Peer 16 Peer 17 Peer 18 Cash Equivalents + AFS Securities / Total Deposits 71% 72% 72% 29% 28% 28% $7,718 $8,501 $8,267 6/30/2023 3/31/2024 6/30/2024 ($ in m ill io n s) Insured Deposit Exposure Trend Insured Uninsured

$42 $39 $39 $38 $34 1.43% 1.31% 1.25% 1.20% 1.12% 0.00% 1.00% 2.00% 3.00% 4.00% ($5) $5 $15 $25 $35 $45 $55 2023 Q2 2023 Q3 2023 Q4 2024 Q1 2024 Q2 (i n m ill io n s ) Operating PPNR and Operating PPNR/Average Assets1 Operating PPNR ($) Operating PPNR to average assets (%) Performance Measures 10 1-Please refer to the Non-GAAP reconciliation and footnotes in the appendices. Operating PPNR/Average Assets and returns are annualized. For the periods above, return on average common equity was 9.24% (2023Q2), 8.80% (2023Q3), 6.48% (2023Q4) (0.11)% (2024Q1), and (26.60)% (2024Q2); common equity to assets was 11.20% (2023Q1), 11.05% (2023Q2), 10.89% (2023Q3) 10.92% (2023Q4) 10.85% (2024Q1) and 10.35% (2024Q2); and efficiency ratio was 47.2% (2023Q2), 48.8% (2023Q3), 48.9% (2023Q4), 51.1% (2024Q1), and 191.0% (2024Q2) 10.08% 9.61% 7.08% -0.11% 7.04% 2023Q2 2023Q3 2023Q4 2024Q1 2024Q2 Operating Return on Average Tangible Common Equity1 47.2% 48.8% 48.9% 51.1% 55.2% 2023Q2 2023Q3 2023Q4 2024Q1 2024Q2 Operating Efficiency Ratio1 10.21% 10.04% 10.12% 10.03% 10.35% 2023Q2 2023Q3 2023Q4 2024Q1 2024Q2 Tangible Common Equity/Tangible Assets1

Net Interest Income 11 NII and NIM Decline Slightly Net Interest Income • Interest income declined $5.9 million quarter over quarter as lower cash balances resulted in lower interest income • Interest expense decreased $2.5 million on lower short-term borrowings and MMDAs offset by increases in funding costs on those borrowings • Net interest income declined quarter over quarter $3.3 million Margin • The net interest margin declined slightly quarter over quarter landing at 2.40% • Decrease in net interest income outpaced a decline in average earning assets which resulted in a slightly lower NIM • Management expects cash flows from the investment portfolio of $218 million for the remainder of 2024 and $386 million in 2025 to be reinvested at higher yields • NIM is forecasted to improve for the rest of the year under the assumption that interest rates remain unchanged $71.8 $70.7 $73.0 $74.7 $71.4 2.49% 2.43% 2.45% 2.43% 2.40% -1.00% 1.00% 3.00% 5.00% 7.00% 9.00% $- $20.0 $40.0 $60.0 $80.0 $100.0 2023Q2 2023Q3 2023Q4 2024Q1 2024Q2 (i n m ill io n s ) Net Interest Income & Margin Net Interest Income NIM

Operating Net Income – Summary 12 Operating Net Income Drivers Net interest income Net interest income down $3.3 million, driven by lower cash balances and higher yields on borrowings and time deposits Provision for Credit Losses (“PCL”) The provision on credit was lower primarily reflecting a charge-off that took place in the first quarter of 2024 that did not repeat in the second quarter. Additionally, there was an increase related to the office ACL coverage ratio. Noninterest income Noninterest income up $1.7 million primarily on the sale of a small mortgage servicing right portfolio related to the FHA Multifamily business. Operating Noninterest expense1 Noninterest expense, excluding the goodwill impairment, increased $2.3 million associated with other expenses lead by real estate taxes. 1- Please refer to Non-GAAP reconciliation and footnotes in the appendices.

2024 Outlook

Key Drivers	2Q 2024 Actual	Prior 2024 Outlook	Current 2024 Outlook[1]
Balance Sheet			
Average deposits	$9,225 million	Low single digit % increase	Low single digit % increase
Average loans	$8,003 million	Low single digit % increase	Low single digit % increase
Average earning assets	$11,953 million	Low single digit % decline	Low single digit % increase
Income Statement			
Net interest margin	2.40%	2.50% - 2.70%	2.40% - 2.50%
Noninterest income	$5.3 million	$17-$19 million	$17-$19 million
Operating Noninterest expense[4]	$42.3 million	$170-$180 million	$160-$170 million
Period effective tax rate	-5.58%[2]	22-24%	22-24%[3]

[1] – The forecasted increase is based off 2023 figures for the same measure
[2] – The effective tax rate for 2Q 2024 was negative because of the loss experienced relate to a goodwill impairment that occurred in the quarter
[3] – The effective tax rate is forecasted on an operating basis excluding the loss associated with the goodwill impairment in 2Q 2024
[4] – Please refer to the Non-GAAP reconciliation and footnotes in the appendices.
Other Notes: 2024 Outlook represents forward-looking statements and are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Please see "Forward Looking Statements" on page 2.

EAGLE BANCORP, INC.
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2024 Outlook Variables & Risks

To reach our 2024 outlook, we made many assumptions of variables and risks, including:

Component	Variables & Risks
Economy & Rates	• Business activity highly correlated to current and anticipated forward rates
Clients	• Credit quality and need for credit coupled with a potential recession
Funding	• Ability to obtain deposit funding in a cost-effective manner • High funding costs directly impacts the competitiveness of our loan offerings
Competition	• Competition for loans in the market remains high with added competition from non-bank lenders • Pricing (rate) and overall cost of acquiring deposits
Opportunities	• Growth in loans and deposits must remain flexible
Regulation/Politics	• Upcoming elections and potential for new policies adversely impacting banks

Notes: Outlook 2024Y represents forward-looking statements and are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Please see "Forward Looking Statements" on page 2.

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2.27% 2.80% 3.14% 3.28% 3.36% 3.35% 4.83% 4.84% 4.73% 4.61% 4.75% 5.07% 3.87% 4.22% 4.30% 4.30% 4.37% 4.45% 2023Q1 2023Q2 2023Q3 2023Q4 2024Q1 2024Q2 Cost Analysis Total Deposit Cost Borrowings Total IBL Cost Deposit Mix and Trend 15 Total Period End Deposits increased $549 million Year-over-Year CDs Savings & money market Interest bearing transaction Noninterest bearing Cumulative Betas1 • Interest bearing deposits - 76% • Cost of funds – 64% 1 - For betas, the denominator is the change in the Average Effective Federal Funds rate for the quarter, starting with 2022 Q1.

Funding & Liquidity



Deposits & Borrowings
in millions
$9,685
$9,662
$9,772
$10,209
$10,208
$9,967
22.9%
20.1%
14.3%
13.7%
16.7%
17.0%
77.1%
79.9%
85.7%
86.3%
83.3%
83.0%
2023Q1
2023Q2
2023Q3
2023Q4
2024Q1
2024Q2
Deposits
Borrowings (includes customer repos)



Significant Available Liquidity
(in millions)
$1,683
$543
$1,319
$1,934
$151
$5,631
Borrowings 6/30/2024
Cash(1)
FHLB
FRB Discount Window
Unencumbered securities
Borrowings + Available Liquidity

[1] - Includes interest-bearing deposits with banks, cash and due from, and federal funds sold

Funding & Liquidity Summary

Deposits

Period end deposits were down $234 million for the quarter, attributable to a decline in deposits from a third-party payment processor related to the fluctuations in deposit levels resulting from its business, as well as declines in some public and brokered funding. For the quarter, average deposits were down $276 million.

The long-term strategy for deposits is to increase core deposits and reduce reliance on wholesale funding.

Borrowings

With some BTFP borrowings maturing in the first quarter, borrowings were replaced with FHLB borrowings and remained steady over the second quarter.

Ample Access to Liquidity

Available liquidity from the FHLB, FRB Discount Window, cash and unencumbered securities is over $4.0 billion.

We increased available liquidity at the FRB Discount Window by $1.37 billion in 2Q 2024 by pledging additional collateral.

EAGLE BANCORP, INC.

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4650 3850 2023Q2 2023Q3 2023Q4 2024Q1 2024Q2 2024Q1 CRE Office Detail 17 As of June 30, 2024 2-Proxy Peers are AUB, BHLB, BRKL, BUSE, CNOB, CVBF, DCOM, FFIC, IBTX, INDB, LBAI, OCFC, PFS, SASR, TMP, UBSI, VBTX, WSFS and data is as of March 31, 2024 (if available). Peer data only shown if CRE Office non-owner occupied was disclosed. EGBN is as of June 30, 2024. Source: S&P Capital IQ Pro and company filings. 1-Class Type is determined based on the latest appraisal designation Higher Risk Rating (9000) Lower Risk Rating (1000) Office (% of Total Inc Prod CRE) 21% Non-Office 79% Office (Avg Risk Rating) Non-Office Mix and Risk Rating Trend of Total Inc Prod CRE The vast majority of our Inc Prod CRE is Non-Office and with risk ratings that have largely remained unchanged. 128% 119% 108% 89% 84% 78% 63% 63% 55% 51% 46% 46% 38% 24% 24% 21% Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 EGBN Peer 8 Peer 9 Peer 10 Peer 11 Peer 12 Peer 13 Peer 14 Peer 15 Excess CET1+ACL/ Non-Owner Occupied Office Loans2

$127 $128 $44 $34 $21 $9 $308 $112 $108 2024 Q3 2024 Q4 2025 Q1 2025 Q2 2025 Q3 2025 Q4 2026 2027 2028+ (i n m ill io n s) CRE Office - Maturity Schedule CRE Office Detail (continued) 18 CRE Office Commentary • Improving ACL coverage of office with reserve build to 4.05% of performing CRE Office vs. 3.67% the prior quarter • Non-office CRE exhibited limited internal risk rating migration • 60% of office portfolio maturities are beyond year-end 2025 • Limited exposure to Class B central business district office1-DSCR is calculated based on contractual principal and interest payments and only considers cash flow from primary sources of repayment

Loan Mix and Trend 19 Commercial Owner-Occupied CRE Construction – comm& residential. Home Equity Other Consumer Construction C&I (owner-occupied) Office Income producing CRE (excluding office if applicable)

$219 $219 $336 $362 $408 $156 $158 $207 $265 $308 $375 $377 $543 $627 $717 2023Q2 2023Q3 2023Q4 2024Q1 2024Q2 (i n m ill io n s) Substandard Special mention % of loans 20 Loan Type and Classification 1-Includes land. Quarter-over-Quarter Change Special Mention • C&I -$8.5 million • CRE +$51 million • 100% of special mention loans were current as 6/30/24 Substandard • C&I -$10.6 million • CRE +$59.7 million • 74% of substandard loans were current at 6/30/24 Classified and Criticized Loans 85%88%81%92% 91% % performing 4.83% 4.76% 6.81% 7.86% 8.95%

Asset Quality Metrics 21 1-Excludes loans held for sale. 2-Non-performing assets (“NPAs”) include loans 90 days past due and still accruing. Charts for Allowance for Credit Losses and NPAs are as of period end. Net Charge Offs (“NCO”) are annualized for periods of less than a year. $5,238 $5,644 $14,490 $35,175 $8,959 2023Q2 2023Q3 2023Q4 2024Q1 2024Q2 (i n t h o u s a n d s ) Provision for Credit Losses 1.00% 1.05% 1.08% 1.25% 1.33% 2023Q2 2023Q3 2023Q4 2024Q1 2024Q2 Allowance for Credit Losses/ Loans HFI 0.29% 0.02% 0.60% 1.07% 0.11% 2023Q2 2023Q3 2023Q4 2024Q1 2024Q2 NCO / Average Loans1 0.28% 0.64% 0.57% 0.79% 0.88% 2023Q2 2023Q3 2023Q4 2024Q1 2024Q2 NPAs2 / Assets

Appendices 22

Investment Portfolio 23 Investment Portfolio Strategy • Portfolio positioned to manage liquidity and pledging needs • Cash flow projected principal only (rates unchanged): o Remainder of 2024 - $218 million o 2025 - $386 million • Total securities down $42 million from 3/31/2024 from principal paydowns, maturities received, and lower carrying values on securities. • Unencumbered securities of $151 million available for pledging. Note: Chart is as of period end on an amortized cost basis. AFS / HTM as of June 30, 2024

Tangible Book Value Per Share 24 Per share data is as of period end. Please refer to Non-GAAP reconciliation and footnotes in the appendices. The CAGR for Book Value Per Share with AOCI included was 2.3% and excluded was 6.6% for the period from December 31, 2020, through June 30, 2024. Book values per share, including and excluding AOCI were, respectively, $39.05 and $38.56 (2020Y), $42.28 and $42.72 (2021Y), $39.18 and $45.54 (2022Y), $42.58 and $48.00 (2023Y) $41.72 and $47.21 (2024 Q1), and $44.08 and $38.75 (2024 Q2).

Loan Portfolio – Details 25 Note: Data as of June 30, 2024.

Loan Portfolio – Income Producing CRE 26 Note: Data as of June 30, 2024.

Loan Portfolio – CRE Construction 27 Note: Data as of June 30, 2024.

28 Non-GAAP Reconciliation (unaudited)

29 Non-GAAP Reconciliation (unaudited)

30 Non-GAAP Reconciliation (unaudited)

31 Non-GAAP Reconciliation (unaudited)

32 Non-GAAP Reconciliation (unaudited) Tangible common equity to tangible assets (the "tangible common equity ratio"), tangible book value per common share, tangible book value per common share excluding accumulated other comprehensive income (“AOCI”), and the return on average tangible common equity are non-GAAP financial measures derived from GAAP based amounts. The Company calculates the tangible common equity ratio by excluding the balance of intangible assets from common shareholders' equity and dividing by tangible assets. The Company calculates tangible book value per common share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which the Company calculates by dividing common shareholders' equity by common shares outstanding; to calculate the tangible book value per common share excluding the AOCI, tangible common equity is reduced by the loss on the AOCI before dividing by common shares outstanding. The Company calculates the annualized return on average tangible common equity ratio by dividing net income available to common shareholders by average tangible common equity which is calculated by excluding the average balance of intangible assets from the average common shareholders’ equity. The Company calculates the annualized return on average common equity ratio by dividing net income available to common shareholders by average common equity. The Company considers this information important to shareholders as tangible equity is a measure that is consistent with the calculation of capital for bank regulatory purposes, which excludes intangible assets from the calculation of risk-based ratios and as such is useful for investors, regulators, management and others to evaluate capital adequacy and to compare against other financial institutions. The above table provides reconciliation of these financial measures defined by GAAP with non-GAAP financial measures. Operating net (loss) income and is a non-GAAP financial measures derived from GAAP based amounts. The Company calculates operating net (loss) income by excluding from net (loss) income the one-time goodwill impairment of $104.2 million. The Company considers this information important to shareholders because operating net (loss) income) provides investors insight into how Company earnings changed exclusive of the impairment charge to allow investors to better compare the Company's performance against historical periods. The table above provides a reconciliation of operating net income (loss) to the nearest GAAP measure. Operating return on average common equity and operating return on tangible common equity are non-GAAP financial measures derived from GAAP based amounts. The Company calculates the operating return on average common equity ratio by dividing operating net income available to common shareholders by average common equity. The Company calculates the operating return on average tangible common equity ratio by dividing operating net income available to common shareholders by average tangible common equity. The Company considers this information important to shareholders because operating return on average tangible common equity and operating return on average common equity provides investors insight into how Company earnings changed exclusive of the impairment charge to allow investors to better compare the Company's performance against historical periods. The table above provides a reconciliation of operating return on average tangible common equity and operating return on average common equity to the nearest GAAP measure. Operating Efficiency ratio is a non-GAAP financial measure calculated by dividing operating non-interest expense by the sum of GAAP net interest income and GAAP non- interest (loss) income. Operating noninterest expense is a non-GAAP financial measure calculated by adding back goodwill impairment to GAAP noninterest expense. Management believes that reporting the non-GAAP efficiency ratio more closely measures its effectiveness of controlling operational activities. The table above shows the calculation of the operating efficiency ratio and operating noninterest expense from these GAAP measures. Operating Pre-provision net revenue is a non-GAAP financial measure derived from GAAP based amounts. The Company calculates PPNR by subtracting noninterest expenses from the sum of net interest income and noninterest income. The Company calculates operating PPNR by excluding from PPNR the one-time goodwill impairment. Operating PPNR to Average Assets is calculated by dividing the operating PPNR amount by average assets to obtain a percentage. The Company considers this information important to shareholders because it illustrates revenue excluding the impact of provisions and reversals to the allowance for credit losses on loans. The table above provides a reconciliation of operating PPNR and operating PPNR to Average Assets to the nearest GAAP measure.